DERIVATIVES (Tables)	12 Months Ended
Dec. 31, 2017
Impact from Foreign Exchange Derivative Instruments Designated as Cash Flow Hedges

The impact from foreign exchange derivative instruments designated as cash flow hedges was as follows:

Years Ended December 31,	2017	2016
Loss recorded in accumulated other comprehensive loss	$(961)	$(1,321)
Gain (loss) reclassified from accumulated other comprehensive loss into earnings	$(491)	$442

Fair Value of Derivative Instruments and Location in the Balance Sheets

The following table summarizes the fair value of derivative instruments, which consist solely of foreign exchange contracts, included in other current assets and accrued expenses and other current liabilities in our consolidated balance sheets. See Note 15.

	Asset Derivatives		Liability Derivatives
December 31,	2017	2016	2017	2016
Derivatives designated as hedging instruments	$70	$227	$773	$35
Derivatives not designated as hedging instruments	180	14	184	4

Total derivative instruments	$250	$241	$957	$39